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                                                                   Exhibit 10.10


                  FORM OF WORKING CAPITAL ASSURANCE AGREEMENT
                  -------------------------------------------
                                 (____________)


         THIS AGREEMENT is made as of the 30th day of June, 1998, by and among BALANCED CARE CORPORATION, a Delaware corporation, with a principal place of business at 5021 Louise Drive, Suite 200, Mechanicsburg, PA 17055 ("BCC"), TC REALTY OF ____________, INC., a Delaware corporation (the "Lessee"), TC REALTY HOLDING COMPANY, a Delaware corporation (the "Pledgor"), both the Lessee and Pledgor with their principal place of business at 3801 PGA Boulevard, Suite 1000, Palm Beach Gardens, Florida 33410, and MEDITRUST COMPANY LLC, a Delaware limited liability company, with a principal place of business at 197 First Avenue, Needham Heights, Massachusetts (the "Lessor").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Lessor and the Lessee have agreed to enter into that certain Facility Lease Agreement, of even date herewith, relating to certain premises located in _____________________________ (the "Lease") and all
capitalized terms used herein and not otherwise defined herein shall have the same meanings as ascribed to such terms in the Lease; and

         WHEREAS, pursuant to the terms of the Note, the Lessor has agreed to advance to the Pledgor funds to be used by the Pledgor as equity contributions to the Lessee, so that the Lessee may use such funds for certain working capital obligations, as more particularly set forth in the Note, and the maximum aggregate amount of such funds to be advanced under the Note shall equal the Working Capital Reserve; and

         WHEREAS, because the Lessee shall receive a direct benefit from the advances made under the Note (which shall be deemed to be equity contributions to the Lessee), the Lessee has executed and delivered to the Lessor a guaranty of even date, guarantying the obligations of the Pledgor under the Note (the "Lessee's Guaranty");

         WHEREAS, as additional security for the Lease Obligations, the Lessor has requested the execution and delivery of this Agreement.

         NOW THEREFORE, for good and valuable consideration paid by each of the parties hereto to the other, the receipt and sufficiency of which is hereby acknowledged and in consideration of the covenants and agreements set forth herein, the parties hereto agree as follows:


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         1. Subject to the terms of Sections 5 and 6 hereof, from the date hereof until the complete payment and performance of the Lease Obligations, BCC unconditionally agrees to pay to the Lessee, on a monthly basis, sufficient funds, by means of working capital loans (collectively, the "Working Capital Loans"), to pay and satisfy the amount by which the Lessee's cash requirements to meet its obligations (including, without limitation, operating expenses, debt service and the Lease Obligations) due and payable during any month and the obligations of the Pledgor under the Note due and payable during such month exceed the Gross Revenues received by the Lessee during such month (the "Shortfall"). Without limiting the foregoing, BCC hereby acknowledges and agrees that it shall advance the Working Capital Loans as required hereunder notwithstanding any default, breach of condition or failure to satisfy any condition under the Shortfall Agreement and/or any of the other Working Capital Loan Documents. It is further acknowledged and agreed that the term Lease Obligations includes, together with all other obligations set forth in the definition thereof in the Lease, all of the Lessee's obligations under the Lessee's Guaranty and the First Leasehold Mortgage and the Pledgor's obligations under the Note.

         2. The Working Capital Loans shall be completely subordinate to the Lease Obligations pursuant to the terms and conditions of that certain Subordination and Standstill Agreement of even date by and between the Lessor and BCC.

         3. Subject to the terms of Sections 5 and 6 hereof, but without regard to any default, breach of condition or failure to satisfy any condition under the Shortfall Agreement and/or any of the other Working Capital Loan Documents, BCC shall, without further direction, advance to the Lessee, each month, the amount equal to the Shortfall in a timely fashion so that the Lessee is able to meet all of its working capital obligations (including, without limitation, the Lease Obligations) when due and so that the payments due under the Note are made in a timely fashion. Such portion of the funds advanced under the Shortfall Agreement that are advanced to satisfy the Pledgor's obligations under the Note shall be advanced directly to the Lessor to satisfy the Pledgor's obligations under the Note and shall be deemed to be payments made by the Lessee under the Lessee's Guaranty. Notwithstanding anything to the contrary set forth under the Shortfall Agreement and/or any of the other Working Capital Loan Documents, BCC and Balanced Care at Chesterfield, Inc. (the "Manager") each hereby waive all rights of subrogation they may have against Bruce A. Rendina (the "Shareholder") at law or in equity as a consequence of any payment by BCC or the Manager of (A) its obligations hereunder or under the Shortfall Agreement, (B) the Pledgor's obligations under the Note, (C) the Lessee's obligations under the Lessee's Guaranty or (D) any other obligations under any of the Lease Documents or the Working Capital Loan Documents.

         4. BCC acknowledges that the covenants and agreements made hereunder by BCC are being made to (a) induce the Lessor to enter into and accept the Lease and the other Lease Documents, (b) induce the Lessor to accept the Note from the Pledgor and the Lessee's Guaranty and the First Leasehold Mortgage from the Lessee and to lend to the Pledgor the sums to be advanced under the Note in accordance with the terms thereof, and (c) enable the Pledgor to make equity contributions to the Lessee (up to the original


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principal amount of the Note) to enable the Lessee, upon the complete disbursement of the original principal amount of the Note (which amount shall equal the Working Capital Reserve) and upon receipt of the corresponding equity contributions to be made by the Pledgor to the Lessee, to fulfill the Lessee's working capital obligations, including, without limitation, the Lease Obligations and (d) induce the Shareholder to execute and deliver a Demand Promissory Note, of even date herewith, in the original principal amount of ______________________________________________ DOLLARS ($__________) to the
Lessor. Accordingly, it is expressly intended by BCC that the covenants and agreements by BCC hereunder may be relied upon and enforced by the Lessor, the Lessee, the Pledgor and the Shareholder.

         Furthermore, BCC agrees to pay to the Lessor forthwith upon demand, in funds immediately available to the Lessor, all costs and expenses, including, without limitation, court costs and attorneys' fees and expenses, reasonably incurred or expended by the Lessor in connection with the collection or enforcement of the obligations hereunder. Any amounts owed to the Lessor under this Section 4 shall be a demand obligation and, if not paid within ten (10) days after demand, shall thereafter, to the extent then permitted by applicable law, bear interest at the Overdue Rate until the date of payment. The provisions of this Section 4 shall survive the expiration or earlier termination of the Agreement.

         5. Notwithstanding anything to the contrary set forth herein, BCC's obligations to provide the Working Capital Loans to the Lessee and advance to the Lessee the Shortfall each month shall not commence until such time as BCC has received written confirmation from the Lessor that the Lessor has advanced the original principal amount of the Note (which amount shall equal the Working Capital Reserve) in accordance with the terms of the Note.

         6. Notwithstanding anything to the contrary set forth herein, in the event of (a) the occurrence of a Lease Default and/or (b) a termination of the Lease as a result of the exercise by the Lessor of any of its rights and/or remedies thereunder, upon written notice from the Lessor, BCC shall without further direction advance to the Lessor, each month, the amount equal to the Rental Shortfall (as hereinafter defined) in a timely fashion until the expiration of the Fixed Term or, if the Lessee had exercised its option to extend the Lease, the expiration of the Extended Term in effect as of the date of the termination of the Lease. In the event of any such termination of the Lease, the Lessor agrees that it shall use its best efforts to relet the Leased Property, so as to mitigate the amount due and payable under this Section 6 by BCC.

         As used herein, the term "Rental Shortfall" shall mean the difference, if positive, between (i) the sum of the Rent that would have otherwise been due under the Lease plus the amounts payable under the Note minus (ii) the aggregate rent due under the leases affecting the Leased Property and any damages or other payments (other than any reimbursement for expenses incurred by the Lessor) received by the Lessor from the Lessee or any endorser, surety or guarantor of the Lease Obligations as a result of the termination of the Lease.

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         7. The obligations of BCC hereunder shall not be affected by the termination, discontinuance, release or modification of any agreement from (a) any endorser, surety or guarantor of the Lease Obligations and/or (b) any other endorser, surety or guarantor of any of the other Obligations; provided, however, that, notwithstanding the foregoing, as long as no Lease Default has occurred, nor any event which, with notice and/or the passage of time could constitute a Lease Default, the Lessor hereby covenants and agrees with BCC that the Lessor shall not amend any of the Lease Documents without BCC's prior written consent, in each instance, which consent, shall not be unreasonably withheld, conditioned or delayed. Nothing contained herein or otherwise shall require the Lessor to make demand upon or join the Lessee or any such endorser, surety or guarantor or other party in any suit brought upon this Agreement; and subject to the terms of Section 5 hereof, BCC hereby waives any right to require marshalling or exhaustion of any remedy against any collateral, other property, or any other Person primarily or secondarily liable for the Lease Obligations.

         In addition, the Lessor hereby covenants and agrees with BCC that, except in connection with the exercise of any of its rights and/or remedies under the Lease Documents, as long as no Lease Default has occurred, nor any event which, with notice and/or the passage of time could constitute a Lease Default, the Lessor shall not terminate the Lease without the prior written consent of BCC, which consent shall not be unreasonably withheld, conditioned or delayed.

         8. The Lessor shall be at liberty, without giving notice to or obtaining the assent of BCC and without relieving BCC of any liability hereunder, to deal with the Lessee and with each other Person who now is or after the date hereof becomes liable in any manner for any of the Obligations in such manner as the Lessor, in its reasonable discretion, deems fit. The Lessor and the other Meditrust Entities have full authority (in their reasonable discretion) to do any or all of the following things, none of which shall discharge or affect BCC's liability hereunder:

         (a) extend credit, make loans and afford other financial accommodations to the Lessee, any other member of the Leasing Group and/or any of the Related Parties at such times, in such amounts and on such terms as the Lessor may approve;

         (b) modify, amend, vary the terms and grant extensions or renewals of any present or future indebtedness or of any of the Obligations or any instrument relating to or securing the same;

         (c) grant time, waivers and other indulgences in respect of any of the Obligations;

         (d) vary, exchange, release or discharge, wholly or partially, or delay or abstain from perfecting and enforcing any security or guaranty or other means of obtaining payment of any of the Obligations which the Lessor or any of the other Meditrust Entities now has or acquires after the date hereof;

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         (e) take or omit to take any of the actions referred to in any instrument evidencing, securing or relating to any of the Obligations or any actions under this Agreement;

         (f) fail, omit or delay to enforce, assert or exercise any right, power or remedy conferred on the Lessor or any of the other Meditrust Entities in any instrument evidencing, securing or relating to any of the Obligations or take or refrain from taking any other action;

         (g) accept partial payments from the Lessee, any other member of the Leasing Group, any of the Related Parties or any other Person;

         (h) release or discharge, wholly or partially, the Lessee, any other member of the Leasing Group, any of the Related Parties and/or any other Person now or hereafter primarily or secondarily liable for the Obligations (or any portion thereof) or accept additional collateral for the payment of any Obligations;

         (i) compromise or make any settlement or other arrangement with the Lessee, any other member of the Leasing Group, any of the Related Parties or any other Person referred to in clause (h) above; and

         (j) consent to and participate in the proceeds of any assignment, trust or mortgage for the benefit of creditors;

provided, however, that notwithstanding the foregoing, as long as the Lessee is not an Affiliate of BCC, the Lessor and the Meditrust Entities shall not elect to take any of the actions described in clauses (b), (g), (h) and/or (i) above without the prior consent of BCC, which consent shall not be unreasonably withheld, conditioned or delayed.

         9. The obligations of BCC hereunder shall not be affected by any change in the beneficial ownership of the Lessee, any other member of the Leasing Group or any of the Related Parties or by reason of any disability of the Lessee, any other member of the Leasing Group, or any Related Party. This Agreement shall be in addition to any guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such guaranty or security. This Agreement shall continue to be effective or be reinstated, as the case may be, if, at any time, any payment of the Obligations is rescinded or must otherwise be returned by the Lessor or any of the other Meditrust Entities, upon the insolvency, bankruptcy or reorganization of the Lessee, any other member of the Leasing Group or any of the Related Parties or otherwise, all as though such payment had not been made. BCC covenants to take no action of any kind which might be the basis for a claim that BCC has any defense hereunder other than the complete payment of the Shortfall or the Rent Shortfall, as the case may be.

         10. In order to induce the Lessor to enter into or accept this Agreement, BCC hereby warrants and represents to, and covenants and agrees with, the Lessor that:

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         10.1.    FORMATION AND AUTHORITY OF BCC.

         (a) BCC is a corporation duly organized, validly existing and in good standing under the laws of Delaware. BCC has all requisite corporate power to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted and is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary or desirable in order to carry out its business as now conducted and as proposed to be conducted;

         (b) BCC is duly authorized to make and enter into this Agreement and all of the other Working Capital Loan Documents to which BCC is a party and to carry out the transactions contemplated therein. This Agreement and all of the other Working Capital Loan Documents to which BCC is a party have each been duly executed and delivered by BCC, and each is a legal, valid and binding obligation of BCC, enforceable in accordance with its terms;

         10.2.    NO VIOLATIONS.

         The execution, delivery and performance of this Agreement and the other Working Capital Loan Documents and the consummation of the transactions thereby contemplated shall not result in any breach of, or constitute a default under, or result in the acceleration of, or constitute an event which, with notice or passage of time could result in default or acceleration of any obligation of BCC or any other contract, mortgage, lien, lease, agreement, instrument, franchise, arbitration award, judgment, decree, bank loan or credit agreement, trust indenture or other instrument to which BCC is a party or by which BCC may be bound or affected and do not violate or contravene any Legal Requirement;

         10.3.    NO CONSENT OR APPROVAL.

         Except as already obtained or filed, as the case may be, no consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or permit, or is otherwise required as a condition to BCC's execution and delivery of this Agreement or any of the other Working Capital Loan Documents to which it is a party and the performance of its obligations thereunder, or as a condition to the validity (assuming the due authorization, execution and delivery by all of the other parties to this Agreement and the other Working Capital Loan Documents) or enforceability of any of the same;

         10.4.    FINANCIAL CONDITION.

         (a) BCC is financially solvent and there are no actions, suits, investigations or proceedings including, without limitation, outstanding federal or state tax liens, garnishments or insolvency and bankruptcy proceedings, pending or, to the best of BCC's knowledge and belief, threatened:

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                  i. against or affecting BCC which, if adversely resolved
         against BCC would materially adversely affect the ability of BCC to perform its obligations under this Agreement or any of the other Working Capital Loan Documents to which it is a party; or
                  ii. which may involve or affect the validity, priority or enforceability of this Agreement or any of the other Working Capital Loan Documents, at law or in equity, or before or by any arbitrator or Governmental Authority;

         (b) After giving effect to the consummation of the transactions contemplated by this Agreement and the other Working Capital Loan Documents,
BCC:

                  i. will be able to pay its debts as they become due;

                  ii. will have sufficient funds and capital to carry on its business as now conducted or as contemplated to be conducted (in accordance with the terms of this Agreement);

                  iii. will own property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay its debts as they become due; and

                  iv. will not be rendered insolvent as determined by applicable law;

         (c) BCC is not a party to any agreement, the terms of which now have or, based upon current circumstances, as far as can be reasonably foreseen, may have a material adverse effect on its financial condition or business;

         (d) BCC is not delinquent or claimed to be delinquent under any material obligation for the payment of borrowed money;

         10.5.    COMMERCIAL ACTS.

         BCC's performance of and compliance with the obligations and conditions set forth herein and the other Working Capital Loan Documents to which it is a party will constitute commercial acts done and performed for commercial purposes;

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         10.6.    FILING OF TAX RETURNS.

         BCC has filed all federal, state and local tax returns which are required to be filed as to which extensions are not currently in effect and has paid all taxes, assessments, impositions, fees and other governmental charges (including interest and penalties) which have become due pursuant to such returns or pursuant to any assessment or notice of tax claim or deficiency received by BCC. No tax liability has been asserted by the Internal Revenue Service against BCC or any other federal, state or local taxing authority for taxes, assessments, impositions, fees or other governmental charges (including interest or penalties thereon) in excess of those already paid; and

         10.7.    ACCURACY OF FINANCIAL STATEMENTS AND OTHER INFORMATION.

         The financial statements of BCC given to the Lessor in connection with the consummation of the transaction contemplated by this Agreement were true, complete and accurate and fairly presented the financial condition of BCC as of the date thereof and for the periods covered thereby, having been prepared in accordance with GAAP and such financial statements disclosed all material liabilities, including, without limitation, contingent liabilities, of BCC. There has been no material adverse change since such date with respect to the Tangible Net Worth or liquidity of BCC or with respect to any other matters referred to or contained therein and no additional material liabilities, including, without limitation, contingent liabilities of BCC have arisen or been incurred since such date. The projections heretofore delivered to the Lessor continue to be reasonable (with respect to the material assumptions upon which such projections are based) and BCC reasonably anticipates the results projected therein will be achieved, there having been (a) no material adverse change in the business, assets or condition, financial or otherwise of BCC or (b) no material depletion of BCC's cash or decrease in working capital.

         10.8.    WORKING CAPITAL LOAN DOCUMENTS.

         True and correct copies of the Working Capital Loan Agreement and the other Working Capital Loan Documents have been delivered to Lessor and the transaction contemplated by the Working Capital Loan Documents has closed in accordance with the terms thereof and in compliance with all applicable Legal Requirements. Attached hereto as EXHIBIT A is a true and correct list of all of the Working Capital Loan Documents. There are no agreements in force and effect between Lessee and BCC or any Affiliate of BCC, other than (i) the Leasehold Improvement Agreement, (ii) the Affiliated Party Subordination Agreement, (iii) the Current Management Agreement and (iv) the Working Capital Loan Documents. BCC shall not terminate, amend, abridge, modify or otherwise limit any of the Working Capital Loan Documents without the prior written consent of the Lessor, in each instance, which consent may be withheld in the Lessor's sole and absolute discretion. Notwithstanding the foregoing, from and after the date hereof, BCC shall not enter into, nor permit any of its Subsidiaries to enter into, any contractual arrangement with the Lessee without the prior written consent of the Lessor, in each instance, which consent may be withheld in the Lessor's sole and absolute discretion.

         10.9.    FINANCIAL COVENANTS.

         BCC shall maintain, at all times, a ratio of Consolidated Current Assets to Consolidated Current Liabilities equal to or greater than 1 to 1. In addition, BCC shall maintain a Tangible Net Worth equal to or greater than (a) SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000) from July 1, 1997 through June 30, 1998 and (b) ONE MILLION DOLLARS ($1,000,000) from July 1, 1998 through the end of the Term.

         10.10.   NON-COMPETITION.

         BCC acknowledges and agrees that BCC, the Current Manager and the Developer are members of the Leasing Group and, as such, the terms of Section
11.5.4 of the Lease shall apply to each of the foregoing parties and any Person holding or controlling, directly or indirectly, any interest in any of the foregoing parties. Accordingly the terms of Section 11.5.4 of the Lease are hereby incorporated herein by reference, mutatis, mutandis. The provisions of this Section 10.10 shall survive the expiration or earlier termination of this Agreement and/or the Lease.

         11. All representations and warranties contained in this Agreement shall constitute continuing representations and warranties which shall remain true, correct and complete as long as this Agreement is in force and effect. Notwithstanding the provisions of the foregoing sentence but without derogation from any other terms and provisions of this Agreement, including, without limitation, those terms and provisions containing covenants to be performed or conditions to be satisfied on the part of BCC, the representations and warranties contained in Sections 10.4(a), 10.4(c), 10.4(d), in the second sentence of Section 10.6 and in the second and third sentences of Section 10.7 hereof shall not constitute continuing representations and warranties hereunder.

         12. Without limiting BCC's obligations to provide the Working Capital Loans, upon the occurrence of any default under any of the Lease Documents, BCC shall have the right, but not the obligation, to cure such default within any applicable notice and grace periods and, to the extent permitted by law, enter upon the Leased Property, if necessary, for such purpose and take all such actions as BCC may deem necessary or appropriate to remedy such default. The Lessor agrees to give written notice to BCC simultaneous with the provision by the Lessor of any notice to the Lessee (or any other member of the Leasing Group) relating to any such default. The Lessor agrees to accept any remedy performed by BCC as if the same had been performed by the Lessee, but, nevertheless, reserves the right to determine whether any remedy performed by BCC cures any such default to the Lessor's satisfaction.

         13. Subject to the provisions of Section 5 hereof, no set-off, counterclaim, reduction or diminution of any obligation, or any claim or defense of any kind or nature which BCC has or may have against the Lessee, any other member of the Leasing Group, any of the Related Parties or the Lessor shall be available hereunder to BCC. Subject to the terms of the Working Capital Assurance Documents, BCC shall not assert and hereby waives any right whatsoever that BCC may have at law or in equity, including, without limitation, any right of subrogation or to seek contribution, indemnification or any other form of reimbursement from the Lessee, any other endorser, surety or guarantor of any of the Obligations or any other Person now or hereafter primarily or secondarily liable for any of the Obligations.

         14. Any notice, request, demand, statement or consent made hereunder shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, and shall be deemed given when postmarked or placed in the possession of such mail or delivery service and addressed as follows:

If to BCC:                Balanced Care Corporation
                          5021 Louise Drive, Suite 200
                          Mechanicsburg, PA 17055
                          Attn:  President

With copies to:           Balanced Care Corporation
                          5021 Louise Drive, Suite 200
                          Mechanicsburg, PA 17055
                          Attn: General Counsel

                          and

                          Kirkpatrick & Lockhart, LLP
                          1500 Oliver Building
                          Pittsburgh, Pennsylvania 15222-2312
                          Attn: Steven Adelkoff, Esq.

If to the Lessee:         _______________________________
                          3801 PGA Boulevard, Suite 1000
                          Palm Beach Gardens, FL 33410
                          Attn: Bruce A. Rendina

With a copy to:           Lawrence B. Juran, P.A.
                          3801 PGA Boulevard, Suite 1000
                          Palm Beach Gardens, FL 33410
                          Attn: Lawrence B. Juran, Esq.

If to the Pledgor:        TC Realty Holding Company
                          3801 PGA Boulevard, Suite 1000
                          Palm Beach Gardens, FL 33410
                          Attn: Bruce A. Rendina

With a copy to:           Lawrence B. Juran, P.A.

                          3801 PGA Boulevard, Suite 1000
                          Palm Beach Gardens, FL 33410
                          Attn: Lawrence B. Juran, Esq.

If to the Lessor:         Meditrust Company LLC
                          197 First Avenue
                          Needham Heights, Massachusetts  02494
                          Attn:  President

With copies to:           Meditrust Company LLC
                          197 First Avenue
                          Needham Heights, Massachusetts  02494
                          Attn: General Counsel

                          Nutter, McClennen & Fish, LLP
                          One International Place
                          Boston, Massachusetts 02110
                          Attn: Marianne Ajemian

or at such other place as any of the parties hereto may from time to time hereafter designate by a written notice to the others in such manner. Any notice given to BCC or the Lessee by the Lessor at any time shall not imply that such notice or any further or similar notice was or is required.

         15. This Agreement shall be construed, and the rights and obligations of the Lessor, the Lessee and BCC shall be determined, in accordance with the laws of the Commonwealth of Massachusetts.

         Notwithstanding anything to the contrary set forth in any of the Working Capital Loan Documents, BCC and the Lessee each hereby consents to personal jurisdiction in the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of or with respect to this Agreement, any of the other Working Capital Assurance Documents and/or any of the other Working Capital Loan Documents, the negotiation and/or consummation of the transactions evidenced by this Agreement, the other Working Capital Assurance Documents and the other Working Capital Loan Documents and/or the performance of any obligation or the exercise of any remedy under this Agreement, any of the other Working Capital Assurance Documents and/or any of the other Working Capital Loan Documents and BCC and the Lessee each expressly waives any and all objections it may have as to venue in any of such courts.

         16. The provisions of Article 23 and Sections 2.2, 16.8 through 16.10, 24.2, 24.3, 24.5 through 24.10 and 24.12 of the Lease are hereby incorporated herein by reference, mutatis, mutandis and shall be applicable to this Agreement as if set forth in full herein.

         17. Without limiting any other provisions of any of the other Lease Documents, this Agreement and BCC's obligations hereunder shall automatically terminate upon BCC's purchase of all of the issued and outstanding capital stock of the Lessee in accordance with the terms of Section 19.4 of the Lease.

         18. BCC agrees that, as long as this Agreement remains in force and effect, BCC shall provide to the Lessor, all of the Consolidated Financials required to be provided by the Guarantor under the terms of the Lease (whether or not the Lease is then in effect) and such other information relating to the financial condition of BCC as the Lessor may reasonably request.

         19. The Lessor covenants and agrees with BCC that, as long as no Lease Default has occurred, nor any event which, with notice and/or the passage of time could constitute a Lease Default, the Lessor shall not consent to any assignment of the Lessee's interest under the Lease (except as provided in, and in accordance with the terms of, Section 19.4 of the Lease) or any transfer of substantially all of the Lessee's assets or any transfer of the issued and outstanding capital stock of the Lessee without the prior written consent of BCC, which consent, BCC may withhold in its sole and absolute discretion. In addition, in the event that, in violation of the terms of the Lease, (a) the Lessee attempts to assign its interest in the Lease (or transfer substantially all of its assets), (b) the current holders of the issued and outstanding capital stock of the Lessee attempt to transfer any such stock or (c) if any of the events described in Section 16.1 (f) occurs, the Lessor covenants and agrees with BCC that, subject to the provisions of applicable Legal Requirements, the Lessor shall terminate the Lease (in accordance with the terms thereof) and shall enter into a new lease of the Leased Property with BCC (or any of its wholly-owned Subsidiaries, provided, that, BCC executes and delivers a guaranty of any such lease, in form and substance acceptable to the Lessor), in form and substance acceptable to the Lessor; provided, however, that any such lease shall be substantially similar to the Lease. In connection with the execution and delivery of any such lease, (a) BCC and its Subsidiaries shall execute and deliver any additional documents that the Lessor may request, in form and substance similar to the Lease Documents (such as assignments of Contracts and Permits, a pledge of the issued and outstanding capital stock of the new lessee, an affiliated party subordination agreement, etc.) and (b) BCC shall deliver to the Lessor such evidence as Lessor shall request, in form and substance acceptable to the Lessor, that the new lease and all other documents executed and delivered in connection therewith have been duly authorized, executed and delivered and are enforceable (such as opinions, certificates of legal existence and good standing and certified copies of corporate resolutions). BCC agrees to pay all of the costs and expenses reasonably incurred by the Lessor (including, without limitation, attorneys' fees and expenses) in connection with the performance of the Lessor's obligations under this Section 19.

         20. BCC covenants and agrees with the Lessor that BCC shall not assign any interest that it holds in any of the Working Capital Loan Documents without the prior written consent of the Lessor, in each instance, which consent may be withheld in the Lessor's sole and absolute discretion.

         EXECUTED as a sealed instrument as of the date first written above.

WITNESS:                            BCC:
--------                            ----

                                    BALANCED CARE CORPORATION, a Delaware
                                    corporation



_____________________________       By:  _______________________________
Name:                                    Name:
                                         Title:


WITNESS:                            LESSEE:
--------                            -------

                                    __________________________


_____________________________       By:  _______________________________
Name:                                    Name:
                                         Title:


WITNESS:                            PLEDGOR:
--------                            --------

                                    TC REALTY HOLDING COMPANY, a
                                    Delaware corporation


_____________________________       By:  _______________________________
Name:                                    Name:
                                         Title:


WITNESS:                            LESSOR:
--------                            -------

                                    MEDITRUST COMPANY LLC,
                                    a Delaware limited liability company


_____________________________       By:  _______________________________
Name:                                    Name:
                                         Title:

         The undersigned hereby acknowledges and consents to the provisions of
Section 3 of the Working Capital Assurance Agreement as specifically set forth in Section 3.

                                    ____________________________________



                                    By: __________________________________

                                    Name: ________________________________

                                    Title: _______________________________